EXHIBIT 1.1

                            $____________________

                  WACHOVIA AUTO [LOAN] OWNER TRUST 200__-__

           $_________________ _______% Class A-1 Asset Backed Notes
           $_________________ _______% Class A-2 Asset Backed Notes
           $_________________ _______% Class A-3 Asset Backed Notes
           $_________________ _______% Class A-4 Asset Backed Notes
            $_________________ _______% Class B Asset Backed Notes
            $_________________ _______% Class C Asset Backed Notes
            $_________________ _______% Class D Asset Backed Notes

                              WDS RECEIVABLES LLC
                                   Depositor

                               WFS FINANCIAL INC
                                   Originator

                             UNDERWRITING AGREEMENT

                                                     ______________ ___, 200__

Wachovia Capital Markets, LLC
  as Representative of the several Underwriters
One Wachovia Center
301 South College Street, NC06010
Charlotte, North Carolina 28288-06010

Ladies and Gentlemen:

      WDS Receivables LLC, a Nevada limited liability company (the "Depositor") and WFS Financial Inc, a California corporation (the "Originator"), hereby confirm their agreement with Wachovia Capital Markets, LLC ("Wachovia") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Wachovia is acting as representative (in such capacity, the "Representative"), with respect to the sale by the Depositor and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $_______________ aggregate principal amount of _____% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $_______________ aggregate principal amount of _____% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $_______________ aggregate principal amount of _____% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $_______________ aggregate principal amount of _____% Class A-4 Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), $_______________ aggregate principal amount of Class B Asset Backed Notes (the "Class B Notes"), $______________ aggregate principal amount of Class C Asset Backed Notes (the "Class C Notes") and $_______________ aggregate principal amount of the Class D Asset Backed Notes (the "Class D Notes" and, together with the Class A Notes,

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the Class B Notes and the Class C Notes, the "Notes") of the Wachovia Auto
[Loan] Owner Trust 200_-_ (the "Trust") under the terms and conditions contained herein.

      Simultaneously with the issuance and sale of the Notes as contemplated herein, the Trust will issue the Wachovia Auto [Loan] Owner Trust 200_-_ Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities").

      The Notes will be issued pursuant to an indenture, dated as of _____________ __, 200__ (the "Indenture"), between the Trust and
______________________, as trustee (the "Indenture Trustee"). The Trust was created and the Certificates will be issued pursuant to an amended and restated trust agreement, dated as of _______________ __, 200__ (the "Trust Agreement"), between the Depositor and _____________________, as trustee (the "Owner Trustee"). Each Note will represent an obligation of the Trust, each Certificate will represent an undivided beneficial interest in the Trust and the Certificates will be subordinated to the Notes to the extent described in the Indenture and the Trust Agreement.

      The assets of the Trust will include, among other things, (i) a pool of motor vehicle retail installment sale contracts and installment loans (the "Receivables") secured by the new and used motor vehicles financed thereby (the "Financed Vehicles"), (ii) certain monies payable under the Receivables after ___________________ ____, 200__ and, with respect to Receivables transferred after the Closing Time, after the related cut-off date, (iii) security interests in the Financed Vehicles, (iv) amounts on deposit in certain accounts, (v) certain rights under a receivables purchase agreement, dated as of _____________ __, 200__ (the "Receivables Purchase Agreement"), between WFS Financial Inc. ("WFS") and the Depositor, pursuant to which WFS will sell the Receivables to the Depositor, (vi) certain rights under a sale and servicing agreement, dated as of _____________ __, 200__ (the "Sale and Servicing Agreement"), among the Trust, the Depositor and WFS, as seller (in such capacity, the "Seller") and Wachovia Bank, National Association (the "Bank"), as master servicer (in such capacity, the "Master Servicer"), pursuant to which the Receivables and other property of the Trust will be sold to the Trust and the Receivables will be serviced by the Master Servicer and (vii) all proceeds of the foregoing.

      Pursuant to the Indenture, the Trust property will be held by the Indenture Trustee on behalf of the holders of the Notes. Pursuant to an administration agreement, dated as of _______________ __, 200__ (the "Administration Agreement"), among the Bank, as administrator (in such capacity, the "Administrator"), the Trust, the Depositor and the Indenture Trustee, the Administrator will perform certain administrative obligations of the Trust under the Indenture, the Trust Agreement and the Sale and Servicing Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

      The Indenture, the Trust Agreement, the Administration Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement and the depository account control agreement, dated as of ______________ __, 200__ (the "Control Agreement"), among Seller, the Trust, the Bank, as account bank, and the Indenture Trustee, as secured party, are referred to herein collectively as the "Basic Documents".


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

      The Depositor has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (File No. ____-__________), [and Amendment No. 1 thereto], including a base prospectus and a form of preliminary prospectus supplement relating to the offering of asset backed notes and asset backed certificates, issued in series from time to time in accordance with Rule 415 of the rules and regulations of the Commission (the "Securities Act Regulations") under the Securities Act of 1933, as amended (the "Securities Act").

      Promptly after execution and delivery of this Agreement, the Depositor will prepare and file with the Commission a final base prospectus and a final prospectus supplement relating to the Notes in accordance with the provisions of Rule 430B of the Securities Act Regulations ("Rule 430B") and paragraph (b) of Rule 424 of the Securities Act Regulations ("Rule 424(b)"). Any information included in such base prospectus and prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "Rule 430B Information".

      Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference pursuant to the Securities Act at such time and documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the "Registration Statement".

      "Base Prospectus" means the base prospectus included in the Registration Statement, as amended at the time of the filing of the Prospectus.

      "Issuer Free Writing Prospectus" means any "issuer free writing prospectus", as defined in Rule 433 of the Securities Act Regulations ("Rule 433"), relating to the Notes that (i) is required to be filed with the Commission by the Depositor, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Depositor's records pursuant to Rule 433(g).

      "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, and is specified in Schedule C hereto.

      "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

      "Preliminary Prospectus" means the Base Prospectus and the Preliminary Prospectus Supplement (including the information referred to under the caption ["Static Pool Information"] therein regardless of whether such information is deemed a part of the Registration Statement or Prospectus), used in connection with the offering of the Notes that omitted the Rule 430B Information and is used prior to the filing of the Prospectus.


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

      "Preliminary Prospectus Supplement" means any preliminary prospectus supplement included in the Preliminary Prospectus.

      "Prospectus" means the prospectus supplement (including the information referred to under the caption ["Static Pool Information"] therein regardless of whether such information is deemed a part of the Registration Statement or Prospectus) to the Base Prospectus that is first filed after the Time of Sale pursuant to Rule 424(b) of the Securities Act Regulations, together with the Base Prospectus, as amended at the time of such filing, including the documents incorporated by reference therein pursuant to the Securities Act at the Time of Sale.

      "Prospectus Supplement" means the prospectus supplement to the Base Prospectus included in the Prospectus.

      At or prior to the time when sales to purchasers of the Notes were first made by the Underwriters, which was approximately ______ p.m., New York City time, on ____________, 20__ (the "Time of Sale"), the Depositor had prepared
(i) the Issuer General Use Free Writing Prospectus(es) issued at or prior to the Time of Sale, (ii) the Preliminary Prospectus, dated _____________ ____, 20__ and (iii) the information contained on Schedule C hereto (collectively, the "Time of Sale Information").

      If, at or subsequent to the Time of Sale and prior to the Closing Time, such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and as a result investors in the Notes may terminate their old "Contracts of Sale" (as that term is used in Rule 159 under the Securities Act) for any Notes and the Underwriters enter into new Contracts of Sale with investors in the Notes, then "Time of Sale Information" will refer to the information conveyed to investors at the time of entry into the first such new Contract of Sale in connection with an amended Preliminary Prospectus approved by the Depositor and the Representative that corrects such material misstatements or omissions (a "Corrected Prospectus") and "Time of Sale" will refer to the time and date on which such new Contracts of Sale were entered into.

      All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any Corrected Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Corrected Prospectus, as the case may be. All references in this Agreement to the terms "amend", "amendments" or "supplements" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any Corrected Prospectus shall be deemed to mean and include the filing of any documents under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date (the "Effective Date") of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus, the Prospectus or any Corrected Prospectus, as the case may be, which are or are deemed to be incorporated by reference therein or otherwise deemed by the Securities Act Regulations to be a part thereof or


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

included therein. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, the Corrected Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      Section 1.  Representations and Warranties.

      (a) Representations and Warranties by the Depositor. The Depositor represents and warrants to the Underwriters as of the date hereof, the Time of Sale and as of the Closing Time referred to in Section 2(b) and agrees with the Underwriters as follows:

            (i) Compliance with Registration Requirements. The Depositor meets the requirements for use of Form S-3 under the Securities Act. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Time of Sale, meets the requirements set forth in Rule 415(a)(1)(x). At the time the Registration Statement was originally filed, at the earliest time thereafter that the Depositor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Notes and at the date hereof and at the date the Depositor delivers or causes to be delivered the Issuer General Use Free Writing Prospectus, the Depositor was not, is not and will not be an "ineligible issuer", as defined in Rule 405 of the Securities Act Regulations.

            (ii) Registration Statement, Prospectus and Disclosure at Time of Sale.

                  (A) The Registration Statement became effective on _________,
            2006, and any post-effective amendment thereto also has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Depositor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Indenture has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act").

                  (B) At the respective times the Registration Statement and each post-effective amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Trust Indenture Act and the rules and regulations of the Commission under the Trust Indenture Act (the "Trust Indenture Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (C) When filed with the Commission, each Preliminary
            Prospectus (including the prospectus and prospectus supplement filed as part of the


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

            Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act Regulations, and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (D) When filed with the Commission, the Prospectus shall
            include all information with respect to the offering of the Notes required by the Securities Act and the Securities Act Regulations and shall be in all substantive respects in the form furnished to the Representative prior to the Time of Sale or, to the extent not completed at the Time of Sale, shall contain only such specific additional information and other changes (beyond those contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have been previously furnished to the Representative) as the Depositor has advised the Representative, prior to the Time of Sale, will be included or made therein.

                  (E) Neither the Prospectus (or any Corrected Prospectus) nor
            any amendment or supplement thereto, at the time the Prospectus (or any Corrected Prospectus) or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (F) As of the Time of Sale neither (1) the Time of Sale
            Information nor (2) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Time of Sale Information, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (G) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Depositor notified or notifies the Representative as described in the next subsection, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified.

                  (H) If at any time following issuance of an Issuer Free
            Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the


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

            circumstances prevailing at that subsequent time, not misleading, the Depositor will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

            The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or the Time of Sale Information made in reliance upon and in conformity with the Underwriters' Information (as defined in Section 7(a)).

            (iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the Effective Date, at the Time of Sale and at the Closing Time, did not and will not include an untrue statement of a material fact required to be stated therein or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (iv) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Depositor, whether or not arising in the ordinary course of business, or in the ability of the Depositor to perform its obligations under this Agreement and each Basic Document to which it is a party (the "Depositor Agreements" and any such material adverse change, a "Material Adverse Effect") and (B) there have been no transactions entered into by the Depositor, other than those in the ordinary course of business, which are material with respect to it.

            (v) Due Organization of the Depositor. The Depositor has been duly formed and is validly existing as a limited liability company under the laws of the State of Nevada, and all filings required at the date hereof under the Limited Liability Company Act of the State of Nevada (Chapter 86 of the Nevada Revised Statutes (2005)) (the "LLC Act") with respect to the due formation and valid existence of the Depositor as a limited liability company have been made; the Depositor has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, any Preliminary Prospectus and the Prospectus and to enter into and to perform its obligations under each Depositor Agreements, this Agreement and the Securities; and the Depositor is duly qualified or registered as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership of property or the conduct of business, except where the failure to so qualify or register or to be in good standing would not result in a Material Adverse Effect.


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

            (vi) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Depositor.

            (vii) Authorization of Basic Documents. As of the Closing Time, each Depositor Agreement will have been duly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Depositor, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (viii) Issuance of the Notes. The Notes have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

            (ix) Issuance of the Certificates. The Certificates have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Trust Agreement, will be validly issued, fully paid, non-assessable and outstanding and will be in the form contemplated by, and entitled to the benefits of, the Trust Agreement.

            (x) Description of the Securities and Basic Documents. The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Registration Statement, the Preliminary Prospectus, and Corrected Prospectus and the Prospectus.

            (xi) Absence of Defaults and Conflicts. The Depositor is not in violation of its limited liability company agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound, or to which any of its properties or assets is subject (collectively, the "Agreements and Instruments"), except for violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance by the Depositor of the Depositor Agreements, this Agreement and the Securities, the consummation of the transactions contemplated herein and therein, in the Registration Statement and in the Prospectus and compliance by it with its obligations hereunder and thereunder have been


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

      duly and validly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, a default under, or result in the creation or imposition of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") upon any of its property or assets pursuant to the Agreements and Instruments except for Liens permitted by the Basic Documents and conflicts, breaches or defaults that, individually or in the aggregate, will not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of its limited liability company agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Depositor or any of its assets, properties or operations.

            (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Depositor, threatened, against or affecting the Depositor which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein or in a document incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect its properties or assets; the aggregate of all pending legal or governmental proceedings to which the Depositor is a party or of which any of its properties or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein which have not been so described and filed as required.

            (xiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court, governmental authority or agency or any other person is necessary in connection with the (A) issuance of the Securities and the offering and sale of the Notes, (B) authorization, execution, delivery and performance by the Depositor of the Depositor Agreements and this Agreement or (C) consummation by the Depositor of the transactions contemplated hereby or thereby, except such as have been obtained and are in full force and effect as of the Closing Time.

            (xv) Possession of Licenses and Permits. The Depositor possesses (or at the Closing Time will possess) such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Depositor is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would


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

      not have a Material Adverse Effect or would render a material portion of the Receivables unenforceable; and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or would render a material portion of the Receivables unenforceable.

            (xvi) Title to Receivables; Payment of Fees. As of the Closing Time, the Depositor will have (a) good and marketable title to, and will be the sole owner of each Receivable, free and clear of Liens other than the Lien in favor of the Indenture Trustee under the Indenture and other Liens permitted by the Basic Documents, and (b) paid or caused to have been paid all taxes, fees and other governmental charges arising in connection with the transactions contemplated by this Agreement, the Basic Documents and the delivery of the Receivables.

            (xvii) Investment Company Act. Neither the Depositor nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (xviii) Incorporation of Representations and Warranties. The representations and warranties of the Depositor in each Depositor Agreement are true and correct in all material respects and are hereby incorporated by reference herein and restated for the benefit of the Underwriters with the same effect as if set forth in full herein.

            (xix) Actions with Respect to the Receivables. At or before the Closing Time the Depositor shall mark its accounting and other records, if any, relating to the Receivables and shall cause the Originator and the Master Servicer to mark their records (including computer records) to show ownership by the Trust of the Receivables and none of the Depositor, the Originator or the Master Servicer shall take any action inconsistent wit the ownership by the Trust of the Receivables other than as permitted by the Basic Documents.

      (b) Officer's Certificates. Any certificate signed by any officer of the Depositor or any of its Affiliates and delivered at the Closing Time to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Depositor or such Affiliate, as the case may be, to the Underwriters as to the matters covered thereby. When used in this Agreement, the term "Affiliate" shall have the meaning assigned by Rule 501(b) of the Securities Act Regulations.

      Section 2.  Sale and Delivery to the Underwriters; Closing.

      (a) Purchase of the Notes. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Underwriters, and the Underwriters severally agree to purchase from the Depositor, the aggregate principal amount of Notes set forth opposite each Underwriter's name on Schedule A at a purchase price equal to, in the case of (i) the Class A-1 Notes, ___________% of the principal amount thereof, (ii) the Class A-2 Notes, _________% of the principal amount thereof, (iii) the Class A-3 Notes, _________% of the principal amount thereof, (iv) the Class A-4 Notes ____________% of the principal amount thereof, (v) the Class B Notes ___________% of the principal amount thereof, (vi) the Class C Notes ____________% of the principal amount thereof and (vii) the Class D Notes ___________% of the principal amount thereof.

      (b) Payment. Payment of the purchase price, and delivery of the Notes shall be made at the offices of the Depositor, 444 East Warm Springs Road, Suite 116, Las Vegas, Nevada 89119, or at such other place as shall be agreed upon by the Representative and the Depositor, at 10:00 A.M. (New York time) on ___________ ___, 200__, or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Depositor (such date and time of payment and delivery being called the "Closing Time" and such date of payment and delivery, the "Closing Date"). Pursuant to Rule 15c6-1(d) of the Exchange Act Regulations, the parties hereto have agreed that the Closing Time will be not less than five business days following the date hereof.

      Each class of Notes will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Certificates for the Securities shall be made available for examination by the Representative in Las Vegas, Nevada not later than 10:00 A.M. (New York time) on the business day prior to the Closing Time.

      Delivery of the Notes shall be made against payment of the purchase price by wire transfer of immediately available funds to a bank account designated by the Depositor.

      Section 3. Covenants of the Depositor. The Depositor agrees with each Underwriter and each Underwriter agrees with the Depositor, as applicable, as follows:

            (a) Compliance with Securities Act Regulations and Commission Requests. The Depositor, subject to Section 3(b), will comply with the requirements of Rules 424(b) and 430B, if and as applicable, and will notify the Representative immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission,
      (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and
      (v) the happening of any event during the period referred to in Section 3(d) which, in the judgment of the Depositor, makes the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered or made available to a purchaser, not misleading. The Depositor will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (b) Filing of Amendments. The Depositor will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement, any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, and the Depositor will furnish the Representative with copies of each such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

            (c) Delivery of Registration Statement. The Depositor has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, a signed copy of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and a signed copy of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) Delivery of Offering Documents. The Depositor will deliver to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Depositor hereby consents to the use of such copies for purposes permitted by the Securities Act. The Depositor will furnish to each Underwriter, without charge, during the period when a prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e) Continued Compliance with Securities Laws. The Depositor will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and the Trust Indenture Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Agreement, the Basic Documents, the Registration Statement and the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Depositor, to amend the Registration Statement or to amend or supplement the Prospectus in order that the Registration Statement or the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Depositor will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to the Representative described in Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, the Depositor will use its best efforts to have such amendment declared effective as soon as practicable and the Depositor will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Depositor will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

            (f) State Securities Law Qualifications. The Depositor will use its best efforts, in cooperation with the Underwriters, in arranging for the registration and qualification of the Notes for offering and sale and the determination of their eligibility for investment, as the case may be, under the laws of such jurisdictions as the Underwriters designate and will continue to assist the Underwriters in maintaining such registrations and qualifications in effect for a period of not less than one year from the date of the Prospectus and in filing such consents to service of process or other documents as may be necessary in order to effect such registrations and qualifications; provided, however, that the Depositor shall not be obligated to file any general consent to service of process or to qualify as a foreign limited liability company or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Depositor will also supply the Underwriters with such information as is necessary for the determination of the legality of the offering and sale of the Notes for investment under the laws of such jurisdictions as the Underwriters may reasonably request.

            (g) Earnings Statement. The Depositor will timely file such reports pursuant to the Exchange Act as are necessary in order to cause the Trust to make generally available to holders of the Notes as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

            (h) Use of Proceeds. The Depositor shall cause the Trust to use the net proceeds received by it from the sale of the Notes in the manner specified in the Base Prospectus under "Use of Proceeds".

            (i) Reports, Statements and Certificates. So long as any Notes are outstanding, the Depositor shall deliver or cause to be delivered to the Underwriters, as soon as copies become available, copies of (i) each Master Servicer's Certificate, (ii) the annual statements of compliance, notice of an Event of Default, notice of default by the Master Servicer, notice of a Servicer Termination Event, notice of a default by the Administrator, annual independent certified public accountants' reports and annual opinions of counsel furnished to the Indenture Trustee or the Owner Trustee pursuant to the Basic Documents, as soon as such statements, reports and opinions are furnished to the Indenture Trustee or the Owner Trustee, as the case may be, (iii) all documents of the Depositor or the Trust required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (iv) such other information concerning the Depositor, the Trust or the Securities as the Underwriters may reasonably request from time to time.

            (j) Reporting Requirements. The Depositor, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

      Section 4.  Payment of Expenses.

      (a) Expenses. The Depositor shall pay all of its own expenses incident to the performance of its obligations under this Agreement, including without limitation (i) the preparation, printing, filing and delivery of the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus, the Prospectus and each amendment or supplement thereto, (ii) the preparation, reproduction and delivery to the Underwriters of this Agreement, any agreement among the Underwriters, each Basic Document and each other document as may be required in connection with the issuance and delivery of the Securities or the offering, purchase or sale of the Notes, (iii) the preparation, issuance and delivery of the certificates for the (A) Notes to the Underwriters and (B) Certificates to the Depositor, (iv) the fees and expenses of the counsel, accountants and other advisors of the Depositor and any of its Affiliates in connection with the transactions contemplated by this Agreement,
(v) the qualification of the Notes under state securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith,
(vi) any fees and expenses of the Indenture Trustee and the Owner Trustee, including the reasonable fees and disbursements of their respective counsel in connection with the transactions contemplated by this Agreement, (vii) any fees payable to Fitch, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Fitch and Moody's, the "Rating Agencies"), in connection with the rating of the Notes and (viii) the costs and expenses (including any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Notes made by the Underwriters caused by a breach of the representation contained in Section 1(a)(ii)(F); however, the Underwriters shall have provided notice to the Depositor prior to reforming any contracts for sale of the Notes.

      (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 10(a)(i), the Depositor shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      Section 5. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters are subject to the accuracy of the representations and warranties of the Depositor contained in Section 1 and in certificates of any officer of the Depositor or any of its Affiliates delivered pursuant to the provisions hereof, to the performance by the Depositor of its covenants and other obligations hereunder and to the following additional conditions:

            (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and at the Closing Time no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) without reliance on Rule 424(b)(8) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B).

            (b) Accountants' Comfort Letter. At the Closing Time, the Underwriters and the Depositor shall have received from _____________ a letter or letters dated as of the Closing Date, in form and substance as previously agreed upon by the Representative and otherwise satisfactory in form and substance to the Underwriters and counsel for the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial, statistical and other information contained in or incorporated by reference into the Prospectus.

            (c) Officer's Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the Time of Sale Information, any Material Adverse Effect with respect to the Depositor whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate, dated as of the Closing Date, of an authorized officer of the Depositor to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

            (d) Opinion of In-House Counsel for the Originator. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of [in-house counsel] for the Originator, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                     (i) The Originator has been duly organized and is validly
            existing and in good standing as a California corporation, and has the requisite power and authority to originate, purchase, hold, sell and service the Receivables, to enter into and perform its obligations under each Basic Document to which it is a party (collectively, the "Originator Agreements") and to conduct its business as described in the Preliminary Prospectus and the Prospectus.

                     (ii) Each Originator Agreement has been duly authorized,
            executed and delivered by the Originator.

                     (iii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency or any other person is necessary or required by the Originator in connection with the authorization, execution, delivery and performance of any Originator Agreement or for the issuance, delivery, offer or sale of the Securities, other than those which have already been made, obtained or rendered.

                     (iv) The execution, delivery and performance by the
            Originator of the Originator Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the articles of association or bylaws of the Originator, (B) in any material respect, any statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over the Originator or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which the Originator is a party or by which it or any of its properties is bound.

                     (v) To the best of such counsel's knowledge and
            information, there is no pending or threatened action, suit or proceeding before any court, administrative agency or other tribunal (A) asserting the invalidity of any Originator Agreement or (B) seeking to prevent the consummation by the Originator of the transactions contemplated by any Originator Agreement.

                     (vi) The Originator possesses such Governmental Licenses
            issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Originator; the Originator is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the financial condition or business affairs of the Originator; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the financial condition or business affairs of the Originator or would not render a material portion of the Receivables unenforceable; and, to the best of such counsel's knowledge, the Originator has not received any notice of proceedings against the Originator relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on the financial condition or business affairs of the Originator or would render a material portion of the Receivables unenforceable.

            (e) Opinion of Special Insolvency Counsel for the Originator. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, special insolvency counsel to the Originator, in form and substance satisfactory to counsel for the Underwriters, regarding (i) the conveyance of the Receivables by the Originator to the Depositor constituting a "true sale"; and (ii) the substantive consolidation of the assets and liabilities of the Originator with those of the Depositor.

            (f) Opinion of Local Counsel for the Originator. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of Mitchell Silberberg & Knupp LLP, special California counsel for the Originator, in form and substance satisfactory to counsel for the Underwriters, to the effect that (i) the form of contract used in the State of California is sufficient to create a first priority perfected security interest in a Financed Vehicle in the State of California in favor of the Originator; and (ii) as to each security interest in a Financed Vehicle in the State of California created by a Receivable originated in the State of California, no filing or other action is necessary to perfect or continue the perfected status of such security interest against creditors of or transferees from the Obligor under such Receivable.

            (g) Opinion of Special New York Counsel for the Originator. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, special New York counsel for the Originator, in form and substance satisfactory to counsel for the Underwriters, to the effect that assuming due authorization, execution and delivery by the parties thereto, each Basic Document to which the Originator is a party and which is governed by the laws of the State of New York, will constitute a valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

            (h) Opinion of Counsel for the Bank. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Time, of [in-house counsel] of Wachovia Corporation, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                     (i) The Bank has been duly organized and is validly
            existing as a national banking association under the law of the United States, and continues to hold a valid certificate to transact business as such, and has the requisite power and authority to service the Receivables, to enter into and perform its obligations under each Basic Document to which it is a party (collectively, the "Bank Agreements") and to conduct its business as described in the Prospectus.

                     (ii) Each Bank Agreement has been duly authorized,
            executed and delivered by the Bank.

                     (iii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency or any other person is necessary or required by the Bank in connection with the authorization, execution, delivery and performance of any Bank Agreement or for the issuance, delivery, offer or sale of the Securities, other than those which have already been made, obtained or rendered.

                     (iv) The execution, delivery and performance by the Bank
            of the Bank Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the articles of association or bylaws of the Bank, (B) in any material respect, any statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over the Bank or (C) in any material respect, any indenture or other agreement or instrument known to such counsel, after a limited, reasonable inquiry, to which the Bank is a party or by which it or any of its properties is bound.

                     (v) To the best of such counsel's knowledge and
            information, there is no pending or threatened action, suit or proceeding before any court, administrative agency or other tribunal (A) asserting the invalidity of any Bank Agreement or (B) seeking to prevent the consummation by the Bank of the transactions contemplated by any Bank Agreement.

            (i) Opinion of Special New York Counsel for the Bank. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Time, of Sidley Austin LLP, special New York counsel for the Bank, in form and substance satisfactory to counsel for the Underwriters, to the effect that assuming due authorization, execution and delivery by the parties thereto, each Basic Document to which the Bank is party and which is governed by the laws of the State of New York, will constitute a valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors generally, and creditors of national banking associations and financial institutions the accounts of which are insured by the Federal Deposit Insurance Corporation in particular, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

            (j) Opinion of Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

                     (i) Each of this Agreement, the Purchase Agreement and
            each Depositor Agreement has been duly executed and delivered by the Depositor.

                     (ii) Assuming due authorization, execution and delivery by the parties thereto (other than execution and delivery of each Depositor Agreement by the Depositor), each Depositor Agreement other than the Trust Agreement constitutes a valid and binding agreement, enforceable against the Depositor in accordance with its terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

                     (iii) Assuming that the Notes have been duly executed and
            delivered by the Trust, authenticated by the Indenture Trustee in accordance with the Indenture and delivered against payment of the purchase price therefor pursuant to this Agreement or the Purchase Agreement, as the case may be, the Notes will be validly issued and entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

                     (iv) The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Prospectus.

                     (v) No filing with, or authorization, approval, consent,
            license, order, registration, qualification or decree of any court or governmental authority or agency or any other person is necessary or required by the Depositor in connection with the authorization, execution, delivery and performance of this Agreement or any Depositor Agreement or for the issuance, sale or delivery of the Securities, other than those which have already been made, obtained or rendered under the Securities Act, the Securities Act Regulations, the Trust Indenture Act, the Trust Indenture Act Regulations or those that may be required under the state securities or blue sky laws of the various states, and except for the filing of UCC-1 financing statements relating to the conveyance of the Receivables and other Collateral from the Originator to the Depositor, from the Depositor to the Trust and from the Trust to the Indenture Trustee, which UCC financing statement filings are in the process of being made.

                     (vi) The statements in the Prospectus under the headings
            "Summary - Tax Status", "Summary - ERISA Considerations", "Material Federal Income Tax Consequences", "ERISA Considerations" and "Material Legal Issues Relating to the Receivables", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and provide a fair summary in all material respects.

                     (vii) Neither the Trust nor the Depositor is required to
            register as an "investment company" under the Investment Company
            Act.

                     (viii) The Indenture has been duly qualified under the
            Trust Indenture Act.

                     (ix) The Receivables Purchase Agreement creates a valid
            security interest in favor of the Depositor in the Receivables.

                     (x) The Sale and Servicing Agreement creates a valid
            security interest in favor of the Trust in the Receivables.

                     (xi) The Indenture creates a valid security interest in
            favor of the Indenture Trustee in the Receivables.

                     (xii) The Registration Statement has become effective
            under the Securities Act; the Prospectus has been filed pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                     (xiii) The Registration Statement and the Prospectus (in
            each case other than the (A) financial statements and supporting schedules and other financial, numerical, statistical and quantitative information included or incorporated by reference therein or omitted therefrom, (B) documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, pursuant to Item 12 of Form S-3 and (C) Indenture Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which such counsel expresses no opinion), as of their respective effective or issue dates, as the case may be, each appeared on its face to be appropriately responsive in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations.

            (k) Negative Assurances Letter from Special Counsel to the Depositor. At the Closing Time, the Underwriters shall have received the a letter, dated as of the Closing Date, of Sidley Austin LLP, counsel for the Depositor, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect that such counsel has examined the Preliminary Prospectus and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that (i) the Preliminary Prospectus at the Time of Sale, when considered together with the information omitted therefrom as blanks but included in the Prospectus, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) the Prospectus, as of its date or on the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading other than, in each case (i) and (ii), information relating to the financial statements and schedules and other financial, numerical, statistical and quantitative information, in each case included therein or omitted from the Preliminary Prospectus or the Prospectus, any exhibits, schedules or annexes to the Preliminary Prospectus or the Prospectus, the Form T-1 and additionally in the case of (i), the omission of pricing and price-dependent information, which information shall appear only in the Prospectus.

            (l) Opinion of In-House Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of [in-house counsel] for the Originator and counsel to the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                     (i) The execution, delivery and performance by the
            Depositor of the Depositor Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the certificate of formation or limited liability company agreement of the Depositor, (B) in any material respect, any statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which the Depositor is a party or by which it or any of its properties is bound.

                     (ii) To the best of such counsel's knowledge and
            information, there is no pending or threatened action, suit or proceeding before any administrative agency or other tribunal (A) asserting the invalidity of any Depositor Agreement or (B) seeking to prevent the consummation by the Depositor of the transactions contemplated by any Depositor Agreement.

                     (iii) To the best of such counsel's knowledge and
            information, no default by the Depositor exists in the due performance or observance of any obligation, agreement, covenant or condition contained in the Agreements and Instruments, except for defaults that would not result in a Material Adverse Effect.

            (m) Opinion of Special Nevada Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Lionel Sawyer & Collins, special Nevada counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

                     (i) The Depositor has been duly formed and is validly
            existing in good standing as a limited liability company under the laws of the State of Nevada.

                     (ii) The Limited Liability Company Agreement of the
            Depositor, dated as of February 27, 2006 (the "Depositor LLC Agreement"), by the Originator (in such capacity, the "Member"), as the sole equity member of the Depositor, and the special members named therein, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms, except as the enforcement thereof may be subject to the effect upon the Depositor LLC Agreement of bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, receivership, reorganization, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally and principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law).

                     (iii) Under the LLC Act and the Depositor LLC Agreement,
            the bankruptcy or dissolution of the Member will not, by itself, cause the Depositor to be dissolved or its affairs to be wound up.

                     (iv) Under the LLC Act, creditors of the Member may only
            claim against the Member's ownership interest and have no direct claim to any assets of the Depositor.

                     (v) Under the LLC Act, the Depositor has perpetual
            existence until articles of dissolution are filed with the Secretary of State and the Depositor is a separate legal entity.

                     (vi) Under the LLC Act and the Depositor LLC Agreement,
            the Depositor has all necessary limited liability company power and authority to execute and deliver this Agreement and the Depositor Agreements, and to perform its obligations under this Agreement and the Depositor Agreements.

                     (vii) Under the LLC Act and the Depositor LLC Agreement,
            the execution and delivery by the Depositor of this Agreement and the Depositor Agreements, and the performance by the Depositor of its obligations hereunder and thereunder, have been duly authorized by all necessary limited liability company action on the part of the Depositor.

                     (viii) The execution and delivery by the Depositor of this
            Agreement and the Depositor Agreements, and the performance by the Depositor of its obligations hereunder and thereunder, do not violate (A) any Nevada law, rule or regulation or (B) the LLC Act or the Depositor LLC Agreement.

                     (ix) No authorization, consent, approval or order of any
            Nevada court or any Nevada governmental or administrative body is required to be obtained by the Depositor solely in connection with the execution and delivery by the Depositor of this Agreement and the Depositor Agreements or the performance by the Depositor of its obligations hereunder and thereunder.

                     (x) The financing statement on form UCC-1, naming the
            Depositor as debtor, the Trust as secured party/assignor and the Indenture Trustee as secured party/assignee (the "Depositor Financing Statement") is in an appropriate form for filing in the State of Nevada and has been duly filed in the appropriate filing office in the State of Nevada and the fees and document taxes, if any, payable in connection with the filing of the Depositor Financing Statement have been paid in full.

                     (xi) To the extent that Article 9 of the Uniform
            Commercial Code as in effect in the State of Nevada on the date hereof (the "Nevada UCC") is applicable (without regard to conflict of laws principles), (i) the Trust has a perfected security interest in the Depositor's rights in that portion of the Trust property described in the Depositor Financing Statement that may be perfected by the filing of a UCC financing statement with the Nevada Secretary of State (the "Secretary of State") (the "Depositor Filing Collateral") and the proceeds (as defined in
            Section 9-102(lll) of the Nevada UCC) thereof, and (ii) such security interest will be prior to any other security interest granted to any other secured party in the Depositor Filing Collateral granted by the Depositor that is perfected solely by the filing of financing statements with the Secretary of State under the Nevada UCC. We note that, pursuant to the Indenture, the Trust has assigned such security interest to the Indenture Trustee.

                     (xii) The search report from the Secretary of State
            showing certain items filed against the Depositor as debtor as of ____________ __, 200__ (the "Depositor Search Report") sets forth the proper filing office and the proper debtor necessary to identify those Persons who under the Nevada UCC have on file financing statements against the Depositor covering the Depositor Filing Collateral as of _____________ ___, 200__. The Depositor Search Report identifies no secured party who has on file with the Secretary of State a currently effective financing statement naming the Depositor as debtor and describing the Depositor Filing Collateral.

            (n) Opinion of Special Federal Income Tax Counsel for the Depositor. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, special Federal income tax counsel to the Depositor, in form and substance satisfactory to counsel for the Underwriters, to the effect that, for federal income tax purposes, (A) the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes will be characterized as debt if held by Persons other than the beneficial owner of the equity interest in the Trust and (B) the Trust will not be an association (or a publicly traded partnership) taxable as a corporation.

            (o) Opinion of Special Delaware Counsel for the Trust. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

                     (i) The Trust has been duly formed and is validly existing as a statutory trust pursuant to the laws of the State of Delaware, 12 Del. C. ss.ss. 3801, et seq. (the "Statutory Trust Act"), and has the power and authority under the Trust Agreement and the Statutory Trust Act to execute, deliver and perform its obligations under the Basic Documents to which the Trust is a party, to issue the Certificates and the Notes and to grant the Trust property to the Indenture Trustee as security for the Notes.

                     (ii) The Basic Documents to which the Trust is a party and the Notes have been duly authorized by the Trust.

                     (iii) The Trust Agreement constitutes a legal, valid and
            binding obligation of the Depositor and the Owner Trustee, enforceable against the Depositor and the Owner Trustee in accordance with its terms, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

                     (iv) The Certificates have been duly authorized by the
            Trust and, when executed by the Trust, authenticated by the Owner Trustee and delivered to the purchasers thereof in accordance with the Trust Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

                     (v) Neither the execution, delivery and performance by the
            Trust of the Basic Documents to which the Trust is a party or the Securities, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State pursuant to the Trust Agreement and the filing of a financing statement on form UCC-1 with the Secretary of State pursuant to the Indenture.

                     (vi) Neither the execution, delivery and performance by
            the Trust of the Basic Documents to which the Trust is a party or the Securities, nor the consummation by the Trust of the transactions contemplated thereby, will conflict with or result in a breach of, or constitute a default under the provisions of the Trust Agreement or any law, rule or regulation of the State of Delaware applicable to the Trust or, its properties or, to such counsel's knowledge without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which the Trust is a party or by which it is bound.

                     (vii) Under Section 3805(b) of the Statutory Trust Act, no
            creditor of any holder of a Certificate (each a "Certificateholder") shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust property except in accordance with the terms of the Trust Agreement and except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

                     (viii) Under Section 3805(c) of the Statutory Trust Act,
            except to the extent otherwise provided in the Trust Agreement, a Certificateholder has no interest in specific trust property, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

                     (ix) Under Section 3808(a) and (b) of the Statutory Trust
            Act, the Trust may not be terminated or revoked by any Certificateholder, and the dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust, except to the extent otherwise provided in the Trust Agreement and except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

                     (x) Under the Statutory Trust Act, the Trust is a separate legal entity and, assuming that the Sale and Servicing Agreement conveys good title to the Trust property to the Trust as a contribution and not as a security arrangement, the Trust rather than the Certificateholders will hold whatever title to the Trust property as may be conveyed to it from time to time pursuant to the Sale and Servicing Agreement, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any part of the Trust property and, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

                     (xi) To the extent that Article 9 of the UCC as in effect
            in the State of Delaware is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Collateral has been duly created and has attached, upon the filing of the Financing Statement with the Delaware Secretary of State, the Indenture Trustee will have a perfected security interest in the Trust's rights in that portion of the Collateral described in the Financing Statement that constitutes "chattel paper", "general intangibles" or "accounts" (as such terms are defined in the UCC) and the proceeds (as defined in Section 9-102(a)(64) of the UCC) thereof; and such security interest will be prior to any other security interest granted by the Trust that is perfected solely by the filing of financing statements under the UCC, subject to Section 9-103 of the UCC (with respect to purchase money security interests) and Section 9-315 of the UCC (with respect to temporarily perfected security interests in proceeds).

            (p) Opinion of Special New York Counsel for the Trust. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, special New York counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters regarding the perfection of the Indenture Trustee's security interest by control (as defined in Section 8-106 of the New York
      UCC) of the security entitlements in the Trust Accounts.

            (q) Opinion of Special New York Counsel to the Trust. At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin LLP, special New York counsel to the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that each Basic Agreement governed by the laws of the State of New York, to which the Trust is a party, assuming the due authorization, execution and delivery thereof by the parties thereto, will constitute a valid and binding agreement of the Trust, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (r) Opinion of Counsel for the Indenture Trustee. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of __________________, counsel for the Indenture Trustee, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

                     (i) The Indenture Trustee has been duly formed and is
            validly existing as a national banking association under the laws of the United States.

                     (ii) The Indenture Trustee, at the time of its execution
            and delivery of the Indenture, had full power and authority to execute and deliver the Basic Documents to which the Indenture Trustee is a party (collectively, the "Indenture Trustee Agreements") and has full power and authority to perform its obligations thereunder.

                     (iii) To the best of such counsel's knowledge, there are
            no actions, proceedings or investigations pending or threatened against or affecting the Indenture Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture Trustee Agreements.

                     (iv) No consent, approval or authorization of, or
            registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Indenture Trustee of the Indenture Trustee Agreements.

                     (v) Each of the Indenture Trustee Agreements has been duly and validly authorized, executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Collateral and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                     (vi) The Notes have been duly authenticated and delivered
            by the Indenture Trustee in accordance with the terms of the Indenture.

            (s) Opinion of Counsel for the Owner Trustee. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of _________________________, counsel for the Owner Trustee, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

                     (i) The Owner Trustee has been duly formed and is validly
            existing as a national banking association under the laws of the United States.

                     (ii) The Owner Trustee, at the time of its execution and
            delivery of the Indenture, had full power and authority to execute and deliver the Basic Documents to which the Owner Trustee is a party (collectively, the "Owner Trustee Agreements") and has full power and authority to perform its obligations thereunder.

                     (iii) The Owner Trustee has duly executed and delivered
            each Basic Document to which the Trust is a party and the Notes on behalf of the Trust in accordance with the authorization contained in the Trust Agreement.

                     (iv) No consent, approval or other authorization of, or
            registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware or of the United States having jurisdiction over the banking or trust powers of the Owner Trustee is required by or with respect to the Owner Trustee for the valid execution, delivery and performance of the Trust Agreement, the valid execution and delivery by the Owner Trustee on behalf of the Trust of the Basic Documents to which the Trust is a party, or for the validity or enforceability thereof, other than the filing of the Certificate of Trust with the Delaware Secretary of State.

                     (v) Each of the Owner Trustee Agreements has been duly and validly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Collateral and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                     (vi) Neither the execution, delivery and performance by
            the Owner Trustee of the Trust Agreement, the execution and delivery by the Owner Trustee on behalf of the Trust of the Basic Documents to which the Trust is a party, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will conflict with or result in a breach of, or constitute a default under the charter or bylaws of the Owner Trustee or any law, rule or regulation of the State of Delaware or of the United States governing the banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, any judgment or order of the State of Delaware or of the United States applicable to the Owner Trustee or its properties or, to such counsel's knowledge, without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which the Owner Trustee is a party or by which it is bound.

                     (vii) To such counsel's knowledge, without independent
            investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other government authority of the State of Delaware which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

            (t) Opinion of Counsel for the Underwriters. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of _________________________, counsel for the Underwriters, in form and substance satisfactory to the Underwriters. In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Underwriters.

            (u) Reliance Letters. At the Closing Time, counsel to the Depositor shall provide reliance letters to the Underwriters relating to each legal opinion relating to the transaction contemplated hereby rendered to the Indenture Trustee, the Owner Trustee or any Rating Agency.

            (v) Maintenance of Rating. At the Closing Time, (i) the Class A-1 Notes shall be rated by each Rating Agency in its ________ short-term rating category and the Class A-2, Class A-3 and Class A-4 Notes shall be rated in the [highest] rating category by each Rating Agency, (ii) the Class B Notes shall be rated in the [second highest] rating category by each Rating Agency, (iii) the Class C Notes shall be rated in the [third highest] rating category by each Rating Agency and (iv) the Class D Notes shall be rated in the [fourth highest] rating category by each Rating Agency and the Depositor shall have delivered to the Underwriters a letter dated the Closing Date from each Rating Agency, or other evidence satisfactory to the Representative, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes.

            (w) Officer's Certificates. At the Closing Time, a certificate of the Secretary, an Assistant Secretary or a Vice President of the Depositor, the Bank and the Originator, dated as of the Closing Date, certifying as to the accuracy of the representations and warranties in each of the Basic Documents to which the Depositor, the Bank or the Originator is a party.

            (x) Additional Rating Agency Requirements. The Depositor will, to the extent, if any, that the ratings provided with respect to the Notes by any Rating Agency are conditioned upon the furnishing or the taking of any other actions by the Depositor or an Affiliate thereof, furnish such documents and take, or cause to be taken, all such other actions.

            (y) Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance of the Securities and the sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Depositor in connection with the foregoing shall be reasonably satisfactory in form and substance to counsel for the Underwriters.

            (z) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that this Section and Sections 1, 7, 8, 9, 10 and 14 shall survive any such termination and remain in full force and effect.

      Section 6.  Written Communications.

      (a) The following terms have the specified meanings for purposes of this
Agreement:

            (i) "Derived Information" means such written information (including any Intex CDI file) regarding the Notes as is disseminated by any Underwriter to a potential investor, which information is neither (A) Issuer Information nor (B) contained in (1) the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement, the Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference (other than information incorporated by reference from any information regarding the Notes that is disseminated by any Underwriter to a potential investor) or (2) any computer tape in respect of the Notes or the related receivables furnished by the Depositor to any Underwriter.

            (ii) "Issuer Information" has the meaning given to such term in Rule 433(h)(2) and footnote 271 of the Commission's Securities Offering Reform Release No. 33-8591 of the Securities Act, and shall also include any information in any Issuer Free Writing Prospectus or in any Underwriter Free Writing Prospectus prepared or approved by the Depositor.

            (iii) "Underwriter Free Writing Prospectus" means "written communications" (as defined in Rule 405 under the Securities Act) containing no more than the following: (1) information included in the Preliminary Prospectus with the consent of the Depositor (except as provided in clauses (2) through (5) below), (2) information relating to the class, size, rating, price, CUSIPs, coupon, yield, spread, benchmark, status and/or legal maturity date of the Notes, the weighted average life, expected final payment date, trade date, settlement date and payment window of one or more classes of Notes and the underwriters for one or more classes of the Notes, (3) the eligibility of the Notes to be purchased by ERISA plans, (4) a column or other entry showing the status of the subscriptions for the Notes (both for the issuance as a whole and for each Underwriter's retention) and/or expected pricing parameters of the Notes and (5) any Derived Information.

      (b) The Depositor will not disseminate to any potential investor any information relating to the Securities that constitutes a "written communication" within the meaning of Rule 405 under the Securities Act, other than the Time of Sale Information and the Prospectus, unless the Depositor has obtained the prior consent of the Representative.

      (c) Neither the Depositor nor any Underwriter shall disseminate or file with the Commission any information relating to the Notes in reliance on Rule 167 or 426 under the Securities Act, nor shall the Depositor or any Underwriter disseminate any Underwriter Free Writing Prospectus "in a manner reasonably designed to lead to its broad unrestricted dissemination" within the meaning of Rule 433(d) under the Securities Act.

      (d) Each Underwriter Free Writing Prospectus shall bear the following legend, or a substantially similar legend that complies with Rule 433 under the Securities Act:

      The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust, and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-_______________.

      The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

      (e) In the event the Depositor becomes aware that, as of any Time of Sale, any Time of Sale Information with respect thereto contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in the light of the circumstances under which they were made, not misleading (a "Defective Prospectus"), the Depositor shall promptly notify the Representative of such untrue statement or omission no later than one business day after discovery and the Depositor shall, if requested by the Representative, prepare and deliver to the Underwriters a Corrected Prospectus.

      (f) Each Underwriter represents, warrants, covenants and agrees with the Depositor that:

            (i) Other than the Time of Sale Information and the Prospectus, it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to, in any communications with potential investors, any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes, including but not limited to any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Securities Act; provided, however, that (A) each Underwriter may prepare and convey one or more Underwriter Free Writing Prospectuses, and may convey the Registration Statement, any Corrected Prospectus and Time of Sale Information, including via Bloomberg; (B) unless otherwise consented to by the Depositor, no such Underwriter Free Writing Prospectus shall be conveyed if, as a result of such conveyance, the Depositor or the Trust shall be required to make any registration or other filing solely as a result of such Underwriter Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act other than the filing of the final terms of the Notes pursuant to Rule 433(d)(5) of the Securities Act; and (C) each Underwriter will be permitted to provide confirmations of sale.

            (ii) In disseminating information to prospective investors, it has complied and will continue to comply fully with the Rules and Regulations, including but not limited to Rules 164 and 433 under the Securities Act and the requirements thereunder for filing and retention of any "free writing prospectus", as defined in Rule 405 under the Securities Act (each a "Free Writing Prospectus"), including retaining any Underwriter Free Writing Prospectuses they have used but which are not required to be filed for the required period.

            (iii) Prior to entering into any Contract of Sale, it shall convey the Preliminary Prospectus and any Issuer General Use Free Writing Prospectus to the prospective investor. The Underwriter shall maintain sufficient records to document its conveyance of such information to the potential investor prior to the formation of the related Contract of Sale and shall maintain such records as required by the Rules and Regulations.

            (iv) If a Defective Prospectus has been corrected with a Corrected Prospectus, it shall (A) deliver the Corrected Prospectus to each investor with whom it entered into a Contract of Sale and that received the Defective Prospectus from it prior to entering into a new Contract of Sale with such investor, (B) notify such investor in a prominent manner that the prior Contract of Sale with the investor, if any, has been terminated and of the investor's rights as a result of such agreement and
      (C) provide such investor with an opportunity to elect to enter into or not enter into a new Contract of Sale based on the information set forth in the Corrected Prospectus.

            (v) Immediately following the use of any Underwriter Free Writing Prospectus containing any Issuer Information, it has provided the Depositor a copy of such Underwriter Free Writing Prospectus, unless such Issuer Information consists of the terms of the Notes or such information is not the final information to be included in the Prospectus Supplement.

      (g) The Depositor shall file with the Commission, within the applicable period of time required under the Securities Act and the Rules and Regulations, any Free Writing Prospectus delivered to investors in accordance with this Section, that the Depositor is required to file under the Securities Act and the Rules and Regulations. The Depositor shall file with the Commission the final terms of the Notes pursuant to Rule 433(d)(5) of the Securities Act.

      Section 7.  Indemnification.

      (a) Indemnification of Underwriters. The Depositor and the Originator severally and jointly agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d)) any such settlement is effected with the written consent of the Depositor and the Originator; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

      provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Depositor by the Underwriters through the Representative, expressly for use in the Registration Statement (or any amendment thereto), any preliminary prospectus, including the Rule 430B Information or any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative consists of the following information under the caption "Underwriting" in the Prospectus Supplement, the (i) concession and reallowance figures appearing in the [second] table and (ii) information in the [fourth] paragraph insofar as it relates to market-making transactions (collectively, the "Underwriters' Information"); and provided further that the foregoing indemnity agreement with respect to the Preliminary Prospectus shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) the original Preliminary Prospectus or any other Time of Sale Information contained an untrue statement of material fact or omitted to state therein a material fact required to be stated therein in order to make the statements therein not misleading,
      (ii) such untrue statement or omission of a material fact was corrected in a Corrected Prospectus and such Corrected Prospectus was provided to such Initial Purchaser far enough in advance of the Time of Sale so that such Corrected Prospectus could have been conveyed to such person prior to the Time of Sale, (iii) such Corrected Prospectus was not conveyed to such person by such Initial Purchaser at or prior to the Time of Sale, and (iv) such loss, claim, damage or liability would not have occurred had the Corrected Prospectus been conveyed to such person contrary to clause (iii) above.

      (b) Indemnification of the Depositor and the Originator. The Underwriters severally and not jointly agree to indemnify and hold harmless the Depositor and the Originator and each person, if any, who controls the Depositor or the Originator within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with respect to untrue statements or omissions, of material facts or alleged untrue statements or omissions, made in the Prospectus (or any amendment thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Registration Statement (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriters' Information.

      (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a), counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 7(b), counsel to the indemnified parties shall be selected by the Depositor and the Originator. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      Section 8. Contribution. If the indemnification provided for in Section 7 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor and the Originator on the one hand and the Underwriters on the other hand from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and the Originator on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Depositor and the Originator on the one hand and the Underwriters on the other hand in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by the Depositor and the Originator and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate initial public offering prices of the Notes. The relative fault of the Depositor and the Originator on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor, the Originator or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Depositor, the Originator and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in respect of the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' respective obligations to contribute pursuant to this Section are (i) several and not joint and (ii) subject to the preceding sentence, in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Depositor or the Originator within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Depositor or the Originator.

      Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Depositor and its Affiliates submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling person, or by or on behalf of the Depositor and its Affiliates, and shall survive delivery of the Notes to the Underwriters.

      Section 10.  Termination of Agreement.

      (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Depositor, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the Time of Sale Information, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Depositor or the Bank, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, (iii) if trading in any securities of the Bank or any of its Affiliates has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (iv) a material disruption has occurred in commercial banking or securities settlement or clearing services in the United States or (v) if a banking moratorium has been declared by Federal, North Carolina or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that this Section and Sections 1, 5(z), 7, 8, 9 and 14 shall survive such termination and remain in full force and effect.

      Section 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

            (a) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of the Notes to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations in Schedule A bear to the underwriting obligations of all non-defaulting Underwriters, or

            (b) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement either the Representative or the Depositor shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

      Section 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at One Wachovia Center, 301 South College Street, One Wachovia Center, Charlotte, North Carolina 28288, attention of Steven J. Ellis; notices to the Depositor shall be directed to it at 444 Warm Springs Road, Suite 118, Las Vegas, Nevada 89119; and notices to the Originator shall be directed to it at 23 Pasteur, Irvine, California 92618, attention to Guy Du Bose.

      Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon each Underwriter, the Depositor, the Originator and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Depositor, the Originator and their respective successors and the controlling persons, directors and officers referred to in Sections 7 and 8 and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Depositor, the Originator and their respective successors, and the controlling persons, directors and officers referred to in Sections 7 and 8 and their heirs and legal representatives and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 15. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

      Section 16. USA Patriot Act Notification and Important Information about Entering into a Business Relationship with Wachovia. To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person or corporation who opens an account or enters into a business relationship.

      Section 17. Fiduciary Duties. The Depositor and the Originator on behalf of themselves and their Affiliates, hereby acknowledges that in connection with the offering of the Notes and the transactions related thereto, as contemplated herein and in the other Basic Documents, and the discussions and negotiations of the purchase price thereof set forth in this Agreement: (a) the Underwriters and the Representative have acted at arms length, are not agents of or advisors to, and owe no fiduciary duties to, any of the Trust, the Depositor, the Originator or any other Person; (b) the Underwriters and the Representative owe the Trust, the Depositor and the Originator only those contractual duties as are set forth in this Agreement and (c) the Underwriters and the Representative may have interests that differ from those of any of the Trust or the Depositor or the Originator. Each of the Trust, the Depositor and the Originator on behalf of themselves and their respective Affiliates hereby waives to the full extent permitted by applicable law any claims it may have against the Underwriters and the Representative arising from an alleged breach of fiduciary duty in connection with the offering of the Notes and the transactions related thereto, as contemplated herein and in the other Basic Documents, including the discussions and negotiations of the purchase price thereof set forth in this Agreement.

      Section 18. European Economic Area. In relation to each Relevant Member State of the European Economic Area which has implemented the Prospectus Directive, each Underwriter hereby represents and agrees that with effect from and including the "Relevant Implementation Date" for such Relevant Member State, which is the date on which the Prospectus Directive is implemented in that Relevant Member State, it has not made and will not make an offer of Notes to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of Notes to the public in that Relevant Member State:

      (a) in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

      (b) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (c) at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (d) at any time in any other circumstances which do not require the publication by the Trust of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of Notes to the public" in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State.

      For purposes of this provision, (i) "Relevant Member State" means each member state of the European Economic Area, (ii) "European Economic Area" means the European Union member states (currently Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, The Netherlands and the United Kingdom), together with Iceland, Liechtenstein and Norway, and (iii) "Prospectus Directive" means Directive 2003/71/EC of the European Parliament and of the Council, of November 4, 2003 and includes any relevant implementing measure in each Relevant Member State.

      Section 19. United Kingdom. Each Underwriter has severally represented to and agreed with the Depositor that:

      (a) in relation to any Notes which have a maturity of less than one year,
(i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell any Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Trust;

      (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Trust; and

      (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

      For purposes of this provision, "FSMA" means the Financial Services and Markets Act 2000.

      Section 20. Ireland. Each Underwriter hereby severally represents to and agrees with the Depositor that: (i) in respect of a local offer (within the meaning of Section 38(l) of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland) of Notes in Ireland, it has complied and will comply with Section 49 of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland; and (ii) at all times:

      (a) it has complied and will comply with all applicable provisions of the Investment Intermediaries Acts, 1995 to 2000 of Ireland (as amended) with respect to anything done by it in relation to the Notes or operating in, or otherwise involving, Ireland and, in the case of an underwriter acting under and within the terms of an authorization to do so for the purposes of European Union Council Directive 93 /22/EEC of 10 May 1993 (as amended or extended), it has complied with any codes of conduct made under the Investment Intermediaries Acts, 1995 to 2000 of Ireland (as amended) and, in the case of an underwriter acting within the terms of an authorization granted to it for the purposes of European Union Council Directive 2000/12/EC of 20 March 2000 (as amended or extended), it has complied with any codes of conduct or practice made under
Section 117(l) of the Central Bank Act, 1989 of Ireland (as amended); and

      (b) it has only issued or passed on, and it will only issue or pass on, in Ireland or elsewhere, any document received by it in connection with the issue of the Notes to persons who are persons to whom the document may otherwise lawfully be issued or passed on.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Depositor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Depositor in accordance with its terms.

                                    WDS RECEIVABLES LLC,
                                    as Depositor



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    WFS FINANCIAL INC



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:




CONFIRMED AND ACCEPTED, as of the date first above written:

WACHOVIA CAPITAL MARKETS, LLC,
as Representative of the
Underwriters named in Schedule A
hereto



By:
   ----------------------------------
   Name:
   Title:








              [Signature page to Wachovia Auto [Loan] Owner Trust
                       200__-__ Underwriting Agreement]

                                   SCHEDULE A

 Underwriters of the        Amount of      Amount of       Amount of      Amount of       Amount of      Amount of       Amount of
        Notes               Class A-1      Class A-2       Class A-3      Class A-4        Class B        Class C         Class D
 -------------------          Notes          Notes           Notes          Notes           Notes          Notes           Notes
                            ----------     ----------      ----------     ----------      ----------     ---------       ----------
Wachovia Capital
   Markets, LLC                      $              $               $              $               $



                            ----------     ----------      ----------     ----------      ----------     ---------       ----------
Total                                $              $               $              $               $
                            ==========     ==========      ==========     ==========      ==========     =========       ==========


                                     S-A-1

                                   SCHEDULE B

   Additional Information Constituting Part of the Time of Sale Information







                                     S-B-1

                                   SCHEDULE C

                 Issuer General Use Free Writing Prospectuses





                                     S-C-1